Exhibit 8.1

Subsidiary name	Jurisdiction of incorporation
AerCap AerVenture Holding B.V.	The Netherlands
AerCap B.V.	The Netherlands
AerCap Group Services B.V.	The Netherlands
AerCap Dutch Aircraft Leasing I B.V.	The Netherlands
AerCap Dutch Aircraft Leasing IV B.V.	The Netherlands
AerCap A330 Holdings B.V.	The Netherlands
AerData B.V. (42%)	The Netherlands
AerCap Leasing XIII B.V.	The Netherlands
AerCap Leasing XIV B.V.	The Netherlands
AerCap Leasing XVI B.V.	The Netherlands
AerCap Leasing XXIX B.V.	The Netherlands
AerCap Dutch Aircraft Leasing VII B.V.	The Netherlands
AerCap Leasing XXX B.V.	The Netherlands
AerCap Netherlands B.V.	The Netherlands
AerCap Dutch Aircraft Leasing VIII B.V.	The Netherlands
AMS AerCap B.V.	The Netherlands
AerCap Funding I B.V.	The Netherlands
AerCap Funding II B.V.	The Netherlands
Clearstream Aircraft Leasing B.V.	The Netherlands
GFL Aircraft Leasing Netherlands B.V.	The Netherlands
AerCap Irish Aircraft Leasing 1 Limited	Republic of Ireland
AerCap Celtavia 4 Limited	Republic of Ireland
AerCap Celtavia 5 Limited	Republic of Ireland
AerCap Celtavia 6 Limited	Republic of Ireland
AerCap Administrative Services Limited	Republic of Ireland
AerCap Cash Manager Limited	Republic of Ireland
AerCap Cash Manager II Limited	Republic of Ireland
AerCap Financial Services (Ireland) Limited	Republic of Ireland
AerCap Fokker Limited	Republic of Ireland
AerCap Ireland Limited	Republic of Ireland
Air Maple Limited (in liquidation)	Republic of Ireland
GPA Group Limited	Republic of Ireland
GPA Aero Citra Limited (In Liquidation)	Republic of Ireland
AerFi Group Limited	Republic of Ireland
Irish Aerospace Limited (in liquidation)	Republic of Ireland
AerCap Jetprop Limited (in liquidation)	Republic of Ireland
Skyscape Limited	Republic of Ireland
Sunflower Aircraft Leasing Limited	Republic of Ireland
Jasmine Aircraft Leasing Limited	Republic of Ireland
Jasper Aircraft Leasing Limited	Republic of Ireland
AerCap A330 Limited	Republic of Ireland
AerCap Engine Leasing Limited	Republic of Ireland
Rosso Aircraft Leasing Limited	Republic of Ireland
Azzurro Aircraft Leasing Limited	Republic of Ireland
AerCap Partners 2 Holding Limited and subsidiary (50%)	Republic of Ireland
AerCap Partners I Holding Limited and Subsidiaries (50%)	Republic of Ireland
AerCap Note Purchaser Limited	Republic of Ireland
Lishui Aircraft Leasing Limited	Republic of Ireland
Berlin Aircraft Leasing Limited	Republic of Ireland
Pirlo Aircraft Leasing Limited	Republic of Ireland
Jade Aircraft Leasing Limited	Republic of Ireland
AerVenture Limited (and subsidiaries)	Republic of Ireland
AerDragon Aviation Partners Limited and Subsidiaries (25%)	Republic of Ireland
Castletroy Leasing Limited	Republic of Ireland

SkyFunding Limited	Republic of Ireland
SkyFunding MSN 31133 Limited	Republic of Ireland
Polyphonic Aircraft Leasing Limited	Republic of Ireland
Burgundy Aircraft Leasing Limited	Republic of Ireland
Melodic Aircraft Leasing Limited	Republic of Ireland
Next Generation Aircraft Leasing Limited	Republic of Ireland
AerCap Irish Aircraft Leasing 1 Limited	Republic of Ireland
AerCap Asset Finance Limited	Republic of Ireland
AerCap A330 Holdings Limited	Republic of Ireland
AerCap A330 Ireland Limited	Republic of Ireland
AerCap Partners 3 Holding Limited and Subsidiaries (50%)	Republic of Ireland
Stellastream Aircraft Leasing Limited	Republic of Ireland
Surestream Aircraft Leasing Limited	Republic of Ireland
Leostream Aircraft Leasing Limited	Republic of Ireland
Geministream Aircraft Leasing Limited	Republic of Ireland
Peony Aircraft Holdings Limited	Republic of Ireland
Peony Aircraft Leasing Limited	Republic of Ireland
Triple Eight Aircraft Holdings Limited	Republic of Ireland
Triple Eight Aircraft Leasing Limited	Republic of Ireland
Librastream Aircraft Leasing Limited	Republic of Ireland
Streamline Aircraft Leasing Limited	Republic of Ireland
Virgostream Aircraft Leasing Limited	Republic of Ireland
AerCap Holding & Finance Limited	Republic of Ireland
AerCap Ireland Asset Investment 1 Limited	Republic of Ireland
AerCap Ireland Asset Investment 2 Limited	Republic of Ireland
AerCap Ireland Funding 1 Limited	Republic of Ireland
AerVenture Export Leasing Limited	Republic of Ireland
Andes Aircraft Leasing Limited	Republic of Ireland
Harmonic Aircraft Leasing Limited	Republic of Ireland
Upstream Aircraft Leasing Limited	Republic of Ireland
Mainstream Aircraft Leasing Limited	Republic of Ireland
Rouge Aircraft Leasing Limited	Republic of Ireland
Symphonic Aircraft Leasing Limited	Republic of Ireland
Genesis Ireland Aviation Trading 1 Limited	Republic of Ireland
Genesis Ireland Aviation Trading 2 Limited	Republic of Ireland
Genesis Ireland Aviation Trading 3 Limited	Republic of Ireland
Genesis Ireland Aviation Trading 4 Limited	Republic of Ireland
Flotlease MSN 973 Limited	Republic of Ireland
Danang Aircraft Leasing Limited	Republic of Ireland
Danang Aircraft Leasing No 2 Limited	Republic of Ireland
Fansipan Aircraft Limited	Republic of Ireland
AerVenture Leasing 1 Limited	Republic of Ireland
AerCap (Bermuda) No.3 Limited	Bermuda
AerCap Holdings (Bermuda) Limited	Bermuda
LC Bermuda No. 2 Limited	Bermuda
LC Bermuda No. 2 L.P.	Bermuda
AerCap Bermuda A330 Limited	Bermuda
Flotlease 973 (Bermuda) Limited	Bermuda
AerFunding 1 Limited and subsidiaries (5%)	Bermuda
AerCap International Bermuda Limited	Bermuda
Copperstream Aircraft Leasing Limited	Bermuda
Goldstream Aircraft Leasing Limited	Bermuda
Silverstream Aircraft Leasing Limited	Bermuda
Wahaflot Leasing 3699 (Bermuda) Limited	Bermuda
Whitestream Aircraft Leasing Limited	Bermuda
Ararat Aircraft Leasing Limited	Bermuda

Genesis Funding Limited	Bermuda
Genesis China Leasing 1 Limited	Bermuda
Genesis China Leasing 2 Limited	Bermuda
Genesis Funding Atlantic 1 Limited	Bermuda
Genesis Acquisition Atlantic 1 Limited	Bermuda
Genesis Acquisition Limited	Bermuda
Genesis Atlantic 1 Limited	Bermuda
Genesis Portfolio Funding I Limited	Bermuda
GLS Atlantic Alpha Limited	Bermuda
Lare Leasing Limited	Bermuda
Roselawn Leasing Limited	Bermuda
Ross Leasing Limited	Bermuda
Westpark 1 Aircraft Leasing Limited	Bermuda
Aircraft Lease Securitisation II Ltd. and subsidiaries (5% owned by AerCap Ireland Limited.)	Bermuda
AerFi Sverige AB	Sweden
Genesis Funding Sweden 1 AB	Sweden
Lille Location S.A.R.L	France
Metz Location S.A.R.L.	France
Toulouse Location S.A.R.L.	France
Biarritz Location S.A.R.L.	France
Nice Location S.A.R.L.	France
Genesis Funding France 1 S.A.R.L.	France
Genesis Funding France 2 S.A.R.L.	France
AerCap UK Limited	United Kingdom
Genesis Funding Norway 1 A/S	Norway
GLS Norway Alpha A/S	Norway
AerCap HK-320-A Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
AerCap Aircraft Purchase Limited	Cayman Islands
AerCap Group Services ,Inc	United States of America
AerCap, Inc.	United States of America
AerCap Leasing USA I, Inc	United States of America
AerCap Leasing USA II, Inc	United States of America
Genesis Leasing USA Inc.	United States of America
AerCap International (IOM) Limited	Isle of Man
AerCap Holding (I.O.M.) Limited	Isle of Man
Acorn Aviation Limited	Isle of Man
Crescent Aviation Limited	Isle of Man
Stallion Aviation Limited	Isle of Man
AerCap Note Purchaser (IOM) Limited	Isle of Man
AerLift Leasing Jet Limited (50%)	Isle of Man
AerLift Leasing Limited and susidiaries (40%)	Isle of Man
AerCap Jet Limited	Jersey
Aircraft Lease Securitisation Ltd. and subsidiaries (4.9%)	Jersey
Wahaflot Leasing 3 Limited	Cyprus